Ivy LaSalle Global Real Estate Fund
Summary Prospectus | July 31, 2019 as supplemented December 31, 2019

SHARE CLASS (TICKER): CLASS A SHARES (IREAX)  |  CLASS B SHARES (IREBX)  |  CLASS C SHARES (IRECX)  |  CLASS I SHARES (IRESX)  |  CLASS N SHARES (IRENX)   |  CLASS R SHARES (IRERX)  |  CLASS Y SHARES (IREYX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at www.ivyinvestments.com/prospectus. You also can get this information at no cost by calling 800.777.6472 or by sending an e-mail request to prospectus.request@waddell.com. You also can get this information from your investment provider. The Fund’s prospectus and SAI dated July 31, 2019 (as each may be amended or supplemented) are incorporated herein by reference.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (SEC), paper copies of the Funds’ Annual and Semiannual Shareholder Reports no longer will be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Ivy Investments website (www.ivyinvestments.com), and you will be notified by mail each time a report is posted, and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (e.g., a broker-dealer or bank) or, if you are a direct investor, by calling 1-888-923-3355 or by enrolling at www.ivyinvestments.com.

You may elect to receive all future reports in paper format free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you may call 1-888-923-3355 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper format will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Fund Complex if you invest directly with the Funds.

Objective

To seek to provide total return through long-term capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in funds within the Ivy Funds and/or InvestEd Portfolios. More information about these and other discounts is available from your financial professional, as well as in the Sales Charge Reductions section on page 220 of the Fund’s prospectus, in the Purchase, Redemption and Pricing of Shares section on page 144 of the Fund’s statement of additional information (SAI) and in Appendix B — Intermediary Sales Charge Discounts and Waivers. The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class I	Class N	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None		None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	5.00%	[1]	1.00%	[1]	None	None	None	None
Maximum Account Fee	$20	[2]	None		None		None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A		Class B		Class C		Class I		Class N		Class R		Class Y
Management Fees	0.95%		0.95%		0.95%		0.95%		0.95%		0.95%		0.95%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%		0.00%		0.00%		0.50%		0.25%
Other Expenses	0.60%		0.35%		0.42%		0.48%		0.28%		0.51%		0.43%
Total Annual Fund Operating Expenses	1.80%		2.30%		2.37%		1.43%		1.23%		1.96%		1.63%
Fee Waiver and/or Expense Reimbursement[3,4],5	0.29%		0.12%		0.10%		0.38%		0.18%		0.16%		0.12%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.51%	[6]	2.18%	[6]	2.27%	[6]	1.05%	[6]	1.05%	[6]	1.80%	[6,7]	1.51%	[6]

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

With limited exceptions, for Class A shares, if your Fund account balance is below $650 at the start of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20.

[3]

Through July 31, 2020, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Distributors, Inc. (IDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class A shares at 1.51%; Class B shares at 2.18%; Class I shares and Class N shares at 1.05%; and Class R shares at 1.80%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).

[4]

Through July 31, 2020, IDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class N shares and Class Y shares do not exceed the total annual ordinary fund operating expenses of the Class I shares and Class A shares, respectively, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board.

[5]

Due to a separate contractual class waiver, certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes.

[6]

The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because it has been restated to exclude certain one-time expenses of the Fund.

[7]

The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because it has been restated to reflect a new contractual class waiver.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that expenses were capped for the period indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$720	$1,082	$1,468	$2,547
Class B Shares	621	1,007	1,319	2,501
Class C Shares	230	730	1,256	2,699
Class I Shares	107	415	745	1,680
Class N Shares	107	373	658	1,473
Class R Shares	183	600	1,042	2,272
Class Y Shares	154	502	875	1,923

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$720	$1,082	$1,468	$2,547
Class B Shares	221	707	1,219	2,501
Class C Shares	230	730	1,256	2,699
Class I Shares	107	415	745	1,680
Class N Shares	107	373	658	1,473
Class R Shares	183	600	1,042	2,272
Class Y Shares	154	502	875	1,923

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 91% of the average value of its portfolio.

Principal Investment Strategies

Ivy LaSalle Global Real Estate Fund is a non-diversified fund that invests, under normal circumstances, at least 80% of its net assets in securities of companies in the real estate or real estate-related industries. The Fund intends to invest primarily in equity and equity-related securities issued by “Global Real Estate Companies,” which are companies that meet one of the following criteria:

∎	companies qualifying for U.S. federal income tax purposes as real estate investment trusts (REITs);

∎	entities similar to REITs formed under the laws of a country other than the U.S.;

∎

companies located in any country that, at the time of initial purchase by the Fund, derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or that have at least 50% of their assets invested in such real estate; or

∎	companies located in any country that are primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry.

The equity and equity-related securities in which the Fund invests include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks, and preferred stocks. The Fund does not directly invest in real estate. The Fund may invest in Global Real Estate

Companies located in any country, including any emerging market country. As a result, the Fund may make substantial investments in non-U.S. dollar denominated securities and may invest up to 100% of its total assets in foreign securities. Under normal circumstances, the Fund invests at least 40% (or, if the portfolio managers deem it warranted by market conditions, at least 30%) of its total assets in securities of non-U.S. issuers. The Fund may invest in securities of any size, but typically will have more exposure to securities issued by large- and mid-capitalization companies.

The Fund is non-diversified, meaning that it may invest a significant portion of the Fund’s total assets in a limited number of issuers.

Most of the Fund’s real estate securities portfolio is expected to consist of securities issued by REITs and other real estate operating companies (REOCs) that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation (or a trust or association that otherwise would be taxable as a domestic corporation) that invests in real estate, mortgages on real estate or shares issued by other REITs, and qualifies for pass-through federal income tax treatment provided it meets certain conditions, including the requirement that it distribute at least 90% of its taxable income. Global Real Estate Companies, including REITs, tend to be medium-sized companies in relation to the equity markets as a whole. REITs (and certain non-U.S. entities taxed similar to REITs) are not taxed on their income if, among other things, they distribute to their shareholders substantially all of their taxable income (other than net capital gains) for each taxable year. In addition to dividends, REITs (and certain non-U.S. entities taxed similar to REITs) may realize capital gains by selling properties or other assets that have appreciated in value. The Fund intends to use dividends and capital gain distributions of REITs and other Global Real Estate Companies to achieve the current income component of its investment objective of total return. A REOC is a corporation or partnership (or an entity classified as such for federal tax purposes) that is similar to a REIT, except that a REOC has not qualified to be taxed as a REIT and, therefore, does not have a requirement to distribute any of its taxable income. REOCs also are more flexible than REITs in terms of the types of real estate investments they can make.

Many of the Global Real Estate Companies in which the Fund may invest have diverse operations, with products or services in markets other than their home market. Therefore, the Fund may have indirect exposure to various additional foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

In selecting investments for the Fund, the Fund’s investment subadviser, LaSalle Investment Management Securities, LLC (LaSalle) employs a research-based investment process that combines top-down (assessing the market environment) market research, bottom-up (researching individual issuers) company analysis and a quantitative assessment of relative value.

Top-down market research is employed to yield an understanding of economic conditions and real estate fundamentals. In assessing fundamentals, LaSalle considers information derived from the extensive research and property management organization of its affiliates located in key markets around the world. Bottom-up company analysis is focused on understanding each company’s risk profile and growth prospects through a detailed review of their property portfolio, business strategy, organizational issues, balance sheet, liquidity, capital structure and management capabilities.

The quantitative assessment of relative value includes the use of a proprietary valuation model to rank companies on the basis of premiums and discounts to “intrinsic value.” Intrinsic value is an assessment of where a company’s stock should trade, taking into consideration the value of its properties, the impact of its management and prevailing market conditions. Supplementary to intrinsic value, LaSalle also estimates a company’s NAV (i.e., estimated real estate market value of a company’s assets less its liabilities), Warranted Value or “WV” (which essentially is NAV adjusted for factors that affect “going concern,” such as overheads, taxes and franchise value), capitalization rates, and adjusted funds from operations multiples to assist in its assessment of the relative values of companies in the investable universe. LaSalle utilizes a relative valuation process in which it analyzes the intrinsic value, NAV and WV calculation results in relation to company market prices in the buy/hold/sell decision-making process of the Fund.

LaSalle considers several primary factors in determining to sell a security, which may include: (i) whether the security’s price, as compared to its intrinsic value, NAV and/or WV, is high relative to other companies in the same sector or the Fund’s investment universe; (ii) anticipated changes in earnings, real estate and capital market conditions, economic, political or social conditions and the company’s risk profile; (iii) whether the security’s percentage of the total portfolio exceeds the target percentage; and (iv) tactical shifts among property and country sectors. LaSalle also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

∎	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

∎

Concentration Risk. Because the Fund invests more than 25% of its total assets in the real estate industry, the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in this industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. In addition, the Fund’s performance may be more volatile than an investment in a portfolio of broad market securities and may underperform the market as a whole, due to the relatively limited number of issuers of global real estate securities.

∎

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. Emerging markets are more susceptible to capital controls, governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets.

∎

Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Currency markets generally are not as regulated as securities markets.

∎

Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

∎

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal and political considerations that are not associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. The risks may be exacerbated in connection with investments in emerging markets. World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

∎

Large Company Risk. Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

∎

Management Risk. Fund performance is primarily dependent on LaSalle’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

∎

Market Risk. Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

∎

Mid Size Company Risk. Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies, and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

∎

Non-Diversification Risk. The Fund is a “non-diversified” mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with “diversified” funds, the Fund may invest a greater percentage of its assets in the securities of an issuer. Thus, the Fund may hold fewer securities than other funds. A decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

∎

Real Estate Industry Risk. Investment risks associated with investing in real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants. To the extent the Fund’s investments are concentrated in particular geographical regions or types of real estate companies, the Fund may be subject to certain of these risks to a greater degree.

∎

REIT-Related Risk. The value of the Fund’s securities of a REIT may be adversely affected by changes in the value of the REIT’s underlying property or the property secured by mortgages the REIT holds, loss of REIT federal tax status or changes in laws and/or rules related to that status, or the REIT’s failure to maintain its exemption from registration under the Investment Company Act of 1940, as amended. In addition, the Fund may experience a decline in its income from REIT securities due to falling interest rates or decreasing dividend payments.

∎

REOC-Related Risk. REOCs are not required to pay any specific level of income as dividends, and there is no minimum restriction on the number of owners or limits on ownership concentration. The value of the Fund’s REOC securities may be adversely affected by certain of the same factors that adversely affect REITs. In addition, a corporate REOC does not qualify for the favorable federal tax treatment that is accorded a REIT. In addition, the Fund may experience a decline in its income from REOC securities due to falling interest rates or decreasing dividend payments.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of a broad-based securities market index and a Morningstar peer group (comprised of a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyinvestments.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 7.82% (the second quarter of 2014) and the lowest quarterly return was -6.60% (the second quarter of 2015). The Class A return for the year through June 30, 2019 was 14.07%.

Average Annual Total Returns

as of December 31, 2018	1 Year	5 Years	Life of Class
Class A (began on 04-01-2013)
Return Before Taxes	-10.49%	2.43%	1.44%
Return After Taxes on Distributions	-12.04%	1.29%	0.32%
Return After Taxes on Distributions and Sale of Fund Shares	-5.93%	1.44%	0.67%
Class B (began on 04-01-2013)
Return Before Taxes	-9.24%	2.52%	1.36%
Class C (began on 04-01-2013)
Return Before Taxes	-5.85%	2.58%	1.41%
Class I (began on 04-01-2013)
Return Before Taxes	-4.66%	3.77%	2.56%
Class N (began on 07-05-2017)
Return Before Taxes	-4.67%	N/A	0.64%
Class R (began on 04-01-2013)
Return Before Taxes	-5.40%	3.09%	1.90%
Class Y (began on 04-01-2013)
Return Before Taxes	-4.98%	3.77%	2.69%

Indexes	1 Year	5 Years	Life of Class
FTSE EPRA/NAREIT Developed Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on April 1, 2013)	-4.74%	5.26%	4.32%
Morningstar Global Real Estate Category Average (net of fees and expenses) (Life of Class index comparison begins on April 1, 2013)	-6.51%	3.73%	3.02%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO) and subadvised by LaSalle Investment Management Securities, LLC (LaSalle).

Portfolio Managers

Matthew Sgrizzi, CFA, Portfolio Manager of LaSalle, has managed the Fund since May 2015. Lisa L. Kaufman, Portfolio Manager of LaSalle, has managed the Fund since September 2016. Ben Lentz, CFA, Portfolio Manager of LaSalle, and Paul Meierdierck, CFA, Portfolio Manager of LaSalle, have managed the Fund since December 2019.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by WISC if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), by telephone (800.777.6472) (Class A, B and C shares) or via the internet if you have completed an Express Transaction Authorization Form (www.ivyinvestments.com) (Class A, B and C shares). If your shares are not held in a Direct

Account (such as for Class N shares and Class R shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund. The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges. Purchases and redemptions of Fund shares in Direct Accounts through Waddell & Reed, Inc. (Waddell & Reed) as your broker will be reviewed by Waddell & Reed to ensure they are in good order and then forwarded to WISC and will be processed at the Fund’s NAV per share next calculated after your order is received in proper form by WISC.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IDI may reduce or waive the minimums in some cases:

For Class A and Class C:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I, Class N, Class R and Class Y:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

IVSUM-IREAX